UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM	8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 21, 2022

Brookdale Senior Living Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Westwood Place,	Suite 400,	Brentwood,	Tennessee	37027
(Address of principal executive offices)				(Zip Code)

Registrant's telephone number, including area code	(615)	221-2250

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	BKD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders

Brookdale Senior Living Inc. (the "Company") held its 2022 annual meeting of stockholders on June 21, 2022 (the "Annual Meeting"). Set forth below is information concerning each matter submitted to a vote at the Annual Meeting, including the final voting results. Each such matter is described in detail in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 2, 2022 (the "Proxy Statement").

Proposal 1: Stockholders elected Jordan R. Asher, Lucinda M. Baier, Marcus E. Bromley, Frank M. Bumstead, Victoria L. Freed, Rita Johnson-Mills, Guy P. Sansone, Denise W. Warren, and Lee S. Wielansky as directors, each to hold office for a one-year term expiring at the 2023 annual meeting of stockholders. Each such nominee received a majority of votes cast in his or her election. The following votes were taken in connection with the election of directors at the Annual Meeting:

Director Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jordan R. Asher	153,832,331	812,357	54,281	10,876,909
Lucinda M. Baier	153,904,066	769,962	24,941	10,876,909
Marcus E. Bromley	153,756,876	921,306	20,787	10,876,909
Frank M. Bumstead	151,635,795	3,034,975	28,199	10,876,909
Victoria L. Freed	152,128,834	2,550,096	20,039	10,876,909
Rita Johnson-Mills	152,182,834	2,082,530	433,605	10,876,909
Guy P. Sansone	148,441,275	6,228,495	29,199	10,876,909
Denise W. Warren	153,580,514	1,095,438	23,017	10,876,909
Lee S. Wielansky	153,766,655	904,131	28,183	10,876,909

Proposal 2: Stockholders approved, on an advisory basis, the compensation paid to the Company's named executive officers, as disclosed in the Proxy Statement. The following votes were taken in connection with the proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
135,120,450	19,480,803	97,716	10,876,909

Proposal 3: Stockholders approved the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2022. The following votes were taken in connection with the proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
159,201,299	6,333,646	40,933	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKDALE SENIOR LIVING INC.

Date:	June 21, 2022	By:	/s/ Chad C. White
		Name:	Chad C. White
		Title:	Executive Vice President, General Counsel and Secretary